Exhibit 32.1

                           SECTION 1350 CERTIFICATION


          In connection with the Quarterly Report of Orthofix International N.V. ("Orthofix") on Form 10-Q for the period ended September 30, 2005 (the "Quarterly Report"), as filed with the Securities and Exchange Commission on the date hereof, I, Charles W. Federico Chief Executive, President and Director of Orthofix, certify, pursuant to 18 U.S.C. Section 1350, that to the best of my knowledge:

     1. The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Orthofix.



     Dated: November 8, 2005

                                                      /s/ Charles W. Federico
                                             -----------------------------------
                                             Name:    Charles W. Federico
                                             Title:   Chief Executive Officer,
                                                      President and Director